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                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement          |_| Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
           -------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_|  Fee paid previously with preliminary materials:

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                                 105 MORGAN LANE
                          PLAINSBORO, NEW JERSEY 08536
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2000


To the Stockholders of Integra LifeSciences Holdings Corporation:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting (the "Meeting") of the Stockholders of Integra LifeSciences Holdings Corporation (the "Company") will be held as, and for the purposes, set forth below:

TIME                    9:00 a.m. on Tuesday, May 16, 2000

PLACE                   The Holiday Inn
                        390 Forsgate Drive
                        Jamesburg, New Jersey 08831

ITEMS OF BUSINESS       1.   To consider and vote upon a proposal to approve and
                             adopt the Company's 2000 Equity Incentive Plan.

                        2. To elect six directors of the Company to hold office as specified in the accompanying Proxy Statement.

                        3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year.

                        4. To act upon any other matters properly coming before the meeting or any adjournment or postponement thereof.

RECORD DATE             Holders of record of the Company's Common Stock, Series
                        A Convertible Preferred Stock, Series B Convertible
                        Preferred Stock and Series C Convertible Preferred Stock at the close of business on April 6, 2000 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting for ten days prior to the Meeting during ordinary business hours at the Company's headquarters located at 105 Morgan Lane, Plainsboro, New
                        Jersey.

ANNUAL REPORT           The 1999 Annual Report of Integra LifeSciences
                        Holdings Corporation is being mailed simultaneously herewith. The Annual Report is not to be considered part of the proxy solicitation materials.

IMPORTANT               In order to avoid additional soliciting expense to the
                        Company, please MARK, SIGN, DATE and MAIL your proxy
                        PROMPTLY in the return envelope provided, even if you plan to attend the Meeting. If you attend the Meeting and wish to vote your shares in person, arrangements will be made for you to do so.

                                  By order of the Board of Directors,

                                  /s/William M. Goldstein
Plainsboro, New Jersey            William M. Goldstein
April 14, 2000                    SECRETARY

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                                 105 MORGAN LANE
                          PLAINSBORO, NEW JERSEY 08536
                               ------------------
                                 PROXY STATEMENT
                               ------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 16, 2000

PURPOSE OF MEETING

         This Proxy Statement is being furnished to holders of common stock ("Common Stock"), Series A Convertible Preferred Stock ("Series A Preferred Stock"), Series B Convertible Preferred Stock ("Series B Preferred Stock") and Series C Convertible Preferred Stock ("Series C Preferred Stock" and together with the Series A Preferred Stock and the Series B Preferred Stock, the "Preferred Stock") of Integra LifeSciences Holdings Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from such stockholders for use at the 2000 annual meeting of stockholders of the Company (the "Meeting") to be held on Tuesday, May 16, 2000 at 9:00 a.m. local time at the Holiday Inn, Jamesburg, New Jersey and at any adjournment or postponement thereof. This Proxy Statement, the enclosed Notice of Annual Meeting of Stockholders and the form of proxy are first being mailed to the stockholders of the Company on or about April 14, 2000.

         At the Meeting, the stockholders of the Company will be asked to consider and vote upon (i) a proposal to approve and adopt the Company's 2000 Equity Incentive Plan (see "Proposal 1. 2000 Equity Incentive Plan"); (ii) the election of six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (see "Proposal 2. Election of Directors"); and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year (see "Proposal 3. Ratification of Appointment of Auditors").

         The Board knows of no matters that will be presented for consideration at the Meeting other than those matters set forth in the Notice of Annual Meeting of Stockholders. If any other matters are properly presented at the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy and acting thereunder will have authority to vote on such matters, to the extent permitted by the rules of the Securities and Exchange Commission (the "Commission"), in accordance with the judgment of the persons voting such proxies.

RECORD DATE

         Only stockholders of record as of the close of business on April 6, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were outstanding 16,339,327 shares of Common Stock, 500,000 shares of Series A Preferred Stock (which are currently convertible into 250,000 shares of Common Stock), 100,000 shares of Series B Preferred Stock (which are currently convertible into 2,617,801 shares of Common Stock) and 54,000 shares of Series C Preferred Stock (which are currently convertible into 600,000 shares of Common Stock), which constituted the only outstanding securities of the Company entitled to vote.

VOTING AND REVOCABILITY OF PROXIES

         On each matter voted upon at the Meeting and any adjournment or postponement thereof, holders of Common Stock and Preferred Stock will vote together as a single class. Each share of Common Stock entitles the holder of record thereof to one vote, each share of Series A Preferred Stock entitles the holder of record thereof to one-half of one vote, each share of Series B Preferred Stock entitles the holder thereof to 26.178 votes and each share of Series C Preferred Stock entities the holder thereof to 11.111 votes. Each stockholder may vote in person or by properly executed proxy on all matters that properly come before the Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock and Preferred Stock outstanding on the Record Date will constitute a quorum for purposes of voting at the Meeting.

         The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock present, in person or by proxy, at the Meeting and entitled to vote is required to approve and adopt the 2000 Equity Incentive Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's auditors for the current fiscal year. Directors are to be elected by the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock and Preferred Stock present, in person or by proxy, at the Meeting and entitled to vote. Cumulative voting in the election of directors is not permitted.

         The enclosed proxy is being solicited by the Board of Directors for use in connection with the Meeting and any postponement or adjournment thereof. All properly executed proxies received prior to or at the Meeting or any postponement or adjournment thereof and not revoked in the manner described below will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted "FOR" the approval and adoption of each of the proposals set forth herein.

         If a proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on such matter. Abstentions will be included within the number of shares present at the Meeting and entitled to vote for purposes of determining whether such matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

         If a quorum for the Meeting is not obtained or, as to any one or more proposals, if fewer shares are voted in favor of the proposal than the number of shares required for such approval, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original meeting (except for any proxies that have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting. Proxies voting against a proposal set forth herein will not be used to adjourn the Meeting to obtain additional proxies or votes with respect to such proposal.

         Proxies may be revoked by those persons executing the proxies by (a) delivering to the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy relating to the same shares of Common Stock or Preferred Stock and delivering it to the Secretary of the Company at or before the Meeting or
(c) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Meeting to:
Secretary, Integra LifeSciences Holdings Corporation, 105 Morgan Lane, Plainsboro, New Jersey 08536.

         All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, proxies may be solicited by telephone, telegraph or personally by the directors, officers and employees of the Company, who will receive no extra compensation for their services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

                     PROPOSAL 1. 2000 EQUITY INCENTIVE PLAN


         The Board of Directors believes that an equity incentive plan enhances the ability of the Company to attract and retain officers and other employees (collectively, "Eligible Employees") and directors, consultants, and certain other non-employees (together with the Eligible Employees, the "Eligible Individuals") and to motivate them to exercise their best efforts on behalf of the Company, any subsidiary or parent of the Company (a "Related Corporation"), or any affiliate of the Company or a Related Corporation. Accordingly, the Board of Directors proposes and recommends that the stockholders approve the Company's 2000 Equity Incentive Plan (the "Plan"), which the Board of Directors approved on April 11, 2000, subject to stockholder approval.

         The text of the Plan is attached as APPENDIX A to this Proxy Statement. The following description of the Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the Plan itself.

         1. NUMBER OF SHARES. The total number of shares of Common Stock that can be delivered under the Plan initially is 2,000,000. No individual may receive options and/or stock appreciation rights for more than 1,000,000 shares of Common Stock during any calendar year under the Plan. If any award that requires the participant to exercise it in order for shares of Common Stock to be delivered terminates without having been exercised in full, or if any award payable in cash or shares of Common Stock is paid in cash rather than shares, the number of shares of Common Stock as to which such award was not exercised or for which cash was paid will continue to be available for future awards. In addition, the aggregate fair market value (determined at the time the option is granted) of shares of Common Stock with respect to which incentive stock options ("ISOs") are exercisable for the first time by any participant during a calendar year (under the Plan and under any other ISO plan of the Company or a Related Corporation) may not exceed $100,000. The shares of Common Stock issued under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

         2. ADMINISTRATION. The Plan will be administered by the Company's Stock Option Committee, which consists of not fewer than two directors of the Company's Board of Directors who are designated by the entire Board of Directors. Under the Plan, the Stock Option Committee will have the authority
(i) to select the Eligible Individuals to be granted awards under the Plan, (ii) to grant awards on behalf of the Company, and (iii) to set the terms of such awards. Currently, the members of the Stock Option Committee are Keith Bradley, Ph. D. and Neal Moszkowski.

         3. ELIGIBILITY. Only Eligible Employees of the Company or a Related Corporation are eligible to receive ISOs under the Plan. Other types of awards may be granted to all Eligible Individuals. As of the date of this Proxy Statement, there are approximately 400 Eligible Employees of the Company and Related Corporations eligible to receive ISOs and approximately 440 Eligible Individuals (including Eligible Employees) eligible to receive other types of awards.

         4. TERM OF PLAN. The Plan by its terms has no expiration date. However, no ISO may be granted under the Plan after April 10, 2010, although ISOs outstanding on April 10, 2010 may extend beyond that date.

         5. STOCK OPTIONS. The Plan permits the Stock Option Committee to grant options that qualify as ISOs under the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that do not so qualify ("nonqualified stock options" or "NQSOs"). The Stock Option Committee determines the exercise price of each option. However, the exercise price of an ISO may not be less than 100% of the fair market value of the shares of Common Stock on the date of grant (110% in the case of an ISO granted to a greater-than-10% shareholder). The exercise price of any option may not be less than the par value of the shares. The Stock Option Committee may not reduce the exercise price of an option after it is granted. For purposes of the Plan, the per share fair market value of the Company's Common Stock on the relevant date equals the quoted closing price on the last business day prior to such date.

         The term of each option will be fixed by the Stock Option Committee, but may not exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% shareholder). The Stock Option Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the Stock Option Committee may accelerate the exercisability of options.

         The exercise price of an option granted under the Plan must be paid in full in cash or by check, bank draft, or money order or, if the terms of the option permit, (i) in shares of Common Stock previously acquired by the Optionee (subject to certain holding period requirements), (ii) in shares of Common Stock acquired upon exercise of the option, (iii) by delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the foregoing.

         6. STOCK APPRECIATION RIGHTS. The Stock Option Committee may grant stock appreciation rights, either alone or in tandem with options, entitling the participant upon exercise to receive an amount in cash and/or shares of Common Stock (as determined by the Stock Option Committee), measured by the increase since the date of grant in the value of the shares covered by such right. Stock appreciation rights granted in tandem with options will be exercisable only at such times, and to the extent, that the related option is exercisable and will terminate upon the exercise of the related option. The Stock Option Committee may accelerate the dates on which stock appreciation rights not granted in tandem with stock options may be exercised.

         7. RESTRICTED STOCK. The Stock Option Committee may grant shares of Common Stock to participants either with or without any required payment by the participant, subject to such restrictions as the Stock Option Committee may determine. The Stock Option Committee may accelerate the dates on which the restrictions will lapse. Prior to the lapse of restrictions on shares of restricted stock, the participant will have voting and dividend rights on the shares. Any participant who makes an election under Section 83(b) of the Code with respect to restricted stock (regarding the immediate recognition of income) must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

         8. PERFORMANCE STOCK. The Stock Option Committee may grant awards entitling a participant to receive shares of Common Stock without payment provided certain performance criteria are met. The maximum value of such performance stock that may be delivered to a participant in any one calendar year may not exceed $5,000,000. In determining the performance criteria applicable to a grant of performance stock, the Stock Option Committee may use one or more of the following criteria:

              return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of the Company's Common Stock, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other companies or an index.

Any conditions in an award of performance stock may be waived or modified by the Stock Option Committee at any time.

         9. DIVIDEND EQUIVALENT RIGHTS. The Stock Option Committee may grant awards that entitle the participant to receive a benefit in lieu of cash dividends that would have been payable on any or all shares of Common Stock subject to another award granted to the participant had such shares been outstanding.

         10. LOANS. The Stock Option Committee may authorize a loan from the Company to a participant, either on the date of or after the grant of any award to the participant (except that the ability of the Stock Option Committee to authorize a loan in connection with an ISO must be included in the participant's award agreement at the time of the award). A loan may be made either in connection with the purchase of shares of Common Stock under the award or with the payment of any Federal, state, or local income tax with respect to income recognized as a result of the award. The Stock Option Committee will have full authority to decide whether to make a loan and to determine the amount, terms, and conditions of the loan. However, the loan must be made on the participant's personal, negotiable, demand promissory note, and the interest rate may not be lower than the lowest rate that will avoid the imputation of interest under the Code.

         11. TRANSFERABILITY. No award granted under the Plan may be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, an award requiring exercise may be exercised only by the participant (or, in the event of the participant's incapacity, by the person or persons legally appointed to act on the participant's behalf).

         12. TREATMENT OF AWARDS UPON TERMINATION OF SERVICE. If a participant's service (as an employee, consultant, director, or otherwise) terminates by reason of death or disability, all options and stock appreciation rights then held by the participant that were not exercisable immediately prior to such termination of service will terminate on that date (except as otherwise determined by the Stock Option Committee). Any remaining options and stock appreciation rights will remain exercisable for one year from the date of termination of service by reason of death or disability (or such shorter or longer period as the Stock Option Committee decides). In the event of any other termination of service, all options and stock appreciation rights held by the participant that are not then exercisable shall terminate. Any options or stock appreciation rights that were exercisable will generally continue to be so for three months (or for such longer period as the Stock Option Committee decides). Notwithstanding the post-termination exercise periods described above, no option or stock appreciation right may be exercised beyond its original term.

         If a participant who holds shares of restricted stock terminates his or her service for any reason, including death or disability, prior to the lapse of the restrictions, the participant must resell to the Company the shares of restricted stock for the amount paid for such shares, or forfeit them to the Company if no cash was paid; provided, however, that the Stock Option Committee may provide that the restrictions lapse upon any such termination of service. Except as otherwise decided by the Stock Option Committee, rights under a performance award and dividend equivalent rights to which a participant has not become irrevocably entitled will terminate upon the participant's death, retirement, or other termination of service with the Company. Payment of any outstanding loan upon termination of service will depend on the terms of the loan agreement.

         13. ADJUSTMENTS IN SHARES; CERTAIN CORPORATE TRANSACTIONS. In the event of a stock dividend, stock split, reverse split, or similar change in the capitalization of the Company, the Stock Option Committee will make appropriate adjustments to the maximum number of shares of Common Stock that may be delivered under the Plan, the maximum number of Shares with respect to which ISOs may be granted, the maximum number of Shares with respect to which other options or stock appreciation rights may be granted, the exercise price of outstanding awards, and the number of shares of Common Stock issuable upon exercise or vesting of an award.

         In the event of a "change in control" of the Company (as defined in the Plan), all outstanding options and any stock appreciation rights in tandem with an option will become fully vested and exercisable.

         In the event of a corporate transaction (as, for example, a merger, consolidation, or acquisition of property or stock), each outstanding award will be assumed by the surviving or successor entity. However, in the event of a proposed corporate transaction, the Stock Option Committee may terminate all or a portion of any outstanding award if it determines that doing so is in the best interests of the Company. If so, the Stock Option Committee will give each participant holding an option or a stock appreciation right not less than seven days' notice prior to the termination, and any option or stock appreciation right that is to be so terminated may be exercised (to the extent it is then exercisable) before the termination. Further, in the event of a corporate transaction, the Stock Option Committee, in its discretion, may (i) accelerate the date on which options and stock appreciation rights become exercisable, (ii) remove restrictions from the outstanding shares of restricted stock, (iii) cause the delivery of any performance stock, even if the associated performance goals have not been met, (iv) cause the payment of any dividend equivalent rights, and/or (v) forgive all or any portion of a loan. Finally, the Stock Option Committee may, in lieu of the action described above, arrange to have the surviving or acquiring entity grant the participant a replacement award substantially equivalent to the award.

         14. WITHHOLDING REQUIREMENTS. The grant or exercise of awards may be subject to tax withholding requirements. Where shares of Common Stock may be delivered under an award, the Stock Option Committee may require that the participant either remit to the Company an amount necessary to satisfy the withholding requirements or make other satisfactory arrangements (including, if the Stock Option Committee so permits, the holding back of Shares from payments under the award).

         15. DISCONTINUANCE, CANCELLATIONS, AMENDMENT, AND TERMINATION. The Stock Option Committee may at any time discontinue granting awards under the Plan. The Board may at any time amend the Plan (and the Stock Option Committee may amend any outstanding award, other than lowering the exercise price of options or the purchase price of restricted stock) for any purpose, or may at any time terminate the Plan, except that the following amendments may not be made without the approval of the shareholders of the Company: (i) an increase in the maximum number of shares of Common Stock with respect to which ISOs may be granted under the Plan, (ii) a change in the class of employees eligible to receive ISOs under the Plan, (iii) an extension of the duration of the Plan with respect to ISOs, and (iv) any amendment to the Plan requiring shareholder approval for purposes of the $1 million deduction limit on compensation under
Section 162(m) of the Code. Further, no amendment or termination of the Plan may adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

         16. FEDERAL INCOME TAX ASPECTS OF OPTIONS UNDER THE PLAN. Based on the advice of counsel, the Company believes that, under current Federal tax laws and regulations, the principal Federal income tax consequences to the Company and to the Eligible Individuals receiving ISOs and NQSOs ("Optionees") pursuant to the Plan will be as follows. The consequences described below do not take into account any changes to the Code or the regulations thereunder that may occur after April 14, 2000.

         If an option qualifies for favorable ISO treatment, the Optionee will recognize no income upon grant or exercise of the option except that the excess at the time of exercise of the then fair market value of the Common Stock over the exercise price will be a preference item for purposes of the alternative minimum tax. Upon an Optionee's sale of his or her shares of Common Stock (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the Optionee as long-term capital gain. Currently, the maximum long-term capital gain rate is 20%. If the Optionee disposes of his or her shares of Common Stock prior to the expiration of the above holding period, the Optionee generally will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of the Common Stock at the exercise date or the sale price of the Common Stock. Any gain recognized on such a disposition of the Common Stock in excess of the amount treated as ordinary income will be characterized as capital gain. The Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income, subject to Sections 83, 162(m) and 280G of the Code.

         An Optionee will not recognize any taxable income at the time the Optionee is granted an NQSO. However, upon exercise of the option, the Optionee will recognize ordinary income for Federal income tax purposes in an amount generally measured as the excess of the then fair market value of the Common Stock over the exercise price, and the Company will be entitled to a corresponding deduction at the time of exercise, subject to Sections 83, 162(m) and 280G of the Code. Upon an Optionee's sale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the Common Stock has been held for more than 12 months.

         Section 162(m) of the Code limits the extent to which the remuneration paid to the Chief Executive Officer and the four highest compensated executives (other than the Chief Executive Officer) (collectively, the "Covered Employees") is deductible by a corporation when the annual remuneration for any of these officers exceeds $1,000,000 in a calendar year. Remuneration for purposes of
Section 162(m) includes cash compensation and noncash benefits paid for services (including, with respect to NQSOs, the difference between the exercise price and the market value of the stock at the time of exercise), subject to certain exclusions. If the Company's stockholders do not approve the Plan, the Company will not be able to use the Plan to benefit the Covered Employees.

         The foregoing does not purport to be a complete summary of the effect of Federal income taxation upon holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state, or foreign country in which an Optionee may reside.

         17. REGISTRATION STATEMENT ON FORM S-8. If the Plan is approved by the stockholders of the Company, the Company intends to file with the Commission a Registration Statement on Form S-8 relating to the Plan to register the issuance and sale by the Company of the shares of Common Stock that may be issued pursuant to the Plan.

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE 2000 EQUITY INCENTIVE PLAN AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN.

                        PROPOSAL 2. ELECTION OF DIRECTORS


         The Board of Directors has nominated six persons for election as directors whose terms will expire at the 2001 Annual Meeting of Stockholders, or when their successors are elected and qualified. The proxies can not be voted for a greater number of persons than the following nominees: Keith Bradley, Ph.D., Richard E. Caruso, Ph.D., Stuart M. Essig, George W. McKinney, III, Ph.D., Neal Moszkowski and James M. Sullivan, each of whom are currently directors of the Company. Mr. Moszkowski is the nominee of the holders of the Company's Series B Preferred Stock, who have the right to nominate one designee to the Company's Board of Directors.

         There is currently one vacancy on the Board of Directors due to the retirement of Edmund L. Zalinski, Ph.D. on March 1, 2000. The Board of Directors acknowledges, with deep appreciation, the significant contribution made by Dr. Zalinski to the growth and success of the Company during his years of services and wishes him great success in his future endeavors.

         If any nominee should be unable to serve as director, an event not now anticipated, it is intended that the shares of Common Stock and Preferred Stock represented by proxies will be voted for the election of such substitute as the Board of Directors may nominate. Set forth below is certain information with respect to the persons nominated as directors of the Company.

         KEITH BRADLEY, PH.D. has been a director of the Company since 1992. He is the Professor of Management at The City University Business School, London, England, and a Director of Ockham Holdings plc, a London Stock Exchange corporation. Dr. Bradley was the founder and formerly Executive Director of the London School of Business Performance Group, an interdisciplinary research institute which specializes in organizational performance. He has extensive experience as a consultant to a variety of business, government and international organizations and has published widely on management and industrial policy. Dr. Bradley has served as Visiting Professor at Harvard Business School, the UCLA Graduate School of Management and the Wharton School of the University of Pennsylvania. Dr. Bradley received a Diploma in Education from Culham College and a Ph.D. degree in Economics from the University of Essex. Dr. Bradley is 55 years old.

         RICHARD E. CARUSO, PH.D. has served as the Company's Chairman since March 1992. Prior to being replaced by Mr. Essig in December 1997, Dr. Caruso served as the Company's Chief Executive Officer since March 1992 and as the Company's President since September 1995. From 1969 to 1992, Dr. Caruso was a principal of LFC Financial Corporation, a project finance company, where he was also a director and Executive Vice President. He has 25 years experience in finance and entrepreneurial ventures. Dr. Caruso is on the Board of Susquehanna University, The Baum School of Art and The Uncommon Individual Foundation (Founder). He received a B.S. degree from Susquehanna University, an M.S.B.A. degree from Bucknell University and a Ph.D. degree from the London School of Economics, University of London (United Kingdom). Dr. Caruso is 56 years old.

         STUART M. ESSIG has served as President and Chief Executive Officer and as a director of the Company since December 1997. Prior to joining the Company, Mr. Essig supervised the medical technology practice at Goldman, Sachs & Co. as a managing director. Mr. Essig had ten years of broad health care experience at Goldman Sachs serving as a senior merger and acquisitions advisor to a broad range of domestic and international medical technology, pharmaceutical and biotechnology clients. Mr. Essig received an A.B. degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and an M.B.A. and a Ph.D. degree in Financial Economics from the University of

Chicago, Graduate School of Business. Mr. Essig also serves as a director of Vital Signs, Incorporated and St. Jude Medical Corporation. Mr. Essig is 38 years old.

         GEORGE W. MCKINNEY, III, PH.D. has served the Company as Vice Chairman, Executive Vice President and Chief Operating Officer since May 1997 and as a member of the Board of Directors since December 1992. Between 1990 and 1997, Dr. McKinney was Managing Director of Beacon Venture Management Corporation, a venture capital firm. Between 1992 and 1997, Dr. McKinney also served as President and Chief Executive Officer of Gel Sciences, Inc. and GelMed, Inc., a privately held specialty materials firm with development programs in both the industrial and medical products fields. From 1983 to 1989, Dr. McKinney was a Managing Director at American Research & Development, a venture capital firm. Between 1986 and 1989, he also served as President and Chief Executive Officer of American Superconductor, Inc., a development stage firm in the specialty materials field. From 1965 to 1983, Dr. McKinney worked for Corning Glass Works (now Corning, Inc.)., a specialty materials firm, in a variety of manufacturing, engineering, and financial positions. At Corning, he served as President of Corning Designs, a subsidiary which he founded, as Secretary to the Management Committee, as Director of Business Development and Planning, as Treasurer, International, as Assistant Treasurer, Domestic, and as Financial and Control Manager for the Engineering Division. Dr. McKinney holds an S.B. in Management from MIT and a Ph.D. in Strategic Planning from Stanford University. Dr. McKinney is 56 years old.

         NEAL MOSZKOWSKI has been a director of the Company since March 1999 and is the designee of the holders of the Company's Series B Preferred Stock. Mr. Moszkowski has been a partner of Soros Private Equity Partners LLC since August 1998 and is currently an employee of Soros Private Funds Management LLC. Prior thereto, Mr. Moszkowski was an Executive Director of Goldman Sachs International and a Vice President of Goldman, Sachs & Co. in its Principal Investment Area, which he joined in August 1993. He received a B.A. degree from Amherst College and an M.B.A. degree from Stanford University. Mr. Moszkowski also serves as a director of Bluefly, Inc. and MedicaLogic, Inc. Mr. Moszkowski is 34 years old.

         JAMES M. SULLIVAN has been a director of the Company since 1992. Since 1986, he has held several positions with Marriott International, Inc. (and its predecessor, Marriott Corp.), including Vice President of Mergers and Acquisitions, and his current position of Executive Vice President of Development for the Lodging Group of Marriott. From 1983 to 1986, Mr. Sullivan was Chairman, President and Chief Executive Officer of Tenly Enterprises, Inc., a privately held company operating 105 restaurants. Prior to 1983, he held senior management positions with Marriott Corp., Harrah's Entertainment, Inc., Holiday Inns, Inc., Kentucky Fried Chicken Corp. and Heublein, Inc. He also was employed as a senior auditor with Arthur Andersen & Co. and currently serves as a director of Global Vacation Group, Inc. Mr. Sullivan received a B.S. degree in Accounting from Boston College and an M.B.A. degree from the University of Connecticut. Mr. Sullivan is 56 years old.

INFORMATION CONCERNING MEETINGS AND CERTAIN COMMITTEES

         The Board of Directors held six formal meetings during 1999. During 1999, all incumbent directors attended in person or by conference telephone at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which they served during their incumbency. The Company has a standing Audit Committee, Compensation Committee and Stock Option Committee of its Board of Directors.

         The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent accountants, reviews the results and scope of the audit and other services provided by the Company's independent accountants, and reviews and evaluates the Company's internal accounting control. During 1999, the Audit Committee was comprised of Mr. Sullivan, Dr. Zalinski (until July 28th) and Mr. Moszkowski (commencing July 28th) and met four times.

         The Compensation Committee makes decisions concerning salaries and incentive compensation for employees and consultants of the Company. During 1999, the Compensation Committee was comprised of Drs. Bradley and Caruso and Mr. Moszkowski (commencing July 28th) and met once.

         The Stock Option Committee makes decisions concerning issuance of stock options to employees and consultants of the Company and also administers the Company's 1992, 1998 and 1999 Stock Option Plans, the Company's 1993 and 1996 Incentive Stock Option and Non-Qualified Stock Option Plans, the Company's Employee Stock Purchase Plan and Deferred Compensation Plan and, if approved by the stockholders at the Meeting, the Company's 2000 Equity Incentive Plan. During 1999, the Stock Option Committee was comprised of Drs. Zalinski and Bradley and met five times.

COMPENSATION OF DIRECTORS

         In 1999, the Company paid $60,000 to Dr. Caruso for his service as Chairman of the Board of Directors. The Company has not paid any cash compensation to any other directors for their service as directors. In 1999, the Company granted each non-employee director options to purchase 10,000 shares of Common Stock under the 1999 Stock Option Plan as compensation for their service on the Board of Directors. The Company also pays reasonable travel and out-of-pocket expenses incurred by non-employee directors in connection with attendance at meetings to transact the business of the Company or attendance at meetings of the Board of Directors or any committee thereof.

                       PROPOSAL 3. APPOINTMENT OF AUDITORS


         The firm of PricewaterhouseCoopers LLP served as the Company's independent accountants for 1999 and has been selected by the Board of Directors to serve in the same capacity for 2000. The stockholders will be asked to ratify this appointment at the Meeting. The ratification of independent accountants by the stockholders is not required by law or the Company's By-laws. Traditionally, the Company has submitted this matter to the stockholders and believes that it is good practice to continue to do so.

         Ratification of PricewaterhouseCoopers LLP as the Company's auditors requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock and Preferred Stock present, in person or by proxy, at the Meeting and entitled to vote. If a majority of the votes cast on this matter are not cast in favor of the ratification of PricewaterhouseCoopers LLP, the Company will appoint other independent accountants as soon as practicable and before the close of the 2000 year.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

         THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE APPOINTMENT OF AUDITORS AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS FOR 2000.

                             ADDITIONAL INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding shares of Common Stock and certain other holders of such shares (collectively, "Covered Persons"), to file with the Commission and the Nasdaq Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of Common Stock and other equity securities of the Company.

         Based solely upon the Company's review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to the Company's knowledge all of the Section 16(a) filing requirements applicable to Covered Persons were complied with during 1999, except that the initial statement of beneficial ownership of securities on Form 3 was filed late by Deborah A. Leonetti, Vice President, Marketing of the Company, and George F. McHugh, Senior Vice President and General Manager of Integra NeuroCare LLC.

EXECUTIVE COMPENSATION

         The following table sets forth certain information for the Company's last three fiscal years concerning the annual, long-term and other compensation of the chief executive officer of the Company and each of the Company's four highest paid executive officers as of December 31, 1999 whose total annual salary and bonus during 1999 exceeded $100,000 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE


                                                                          Long-term Compensation
                                                                         ------------------------
                                                                                  Awards
                                                                         ------------------------
                                               Annual Compensation                       Securities
                                             -------------------------    Restricted     Underlying   All Other
Name and Principal Position                  Year    Salary(1)   Bonus   Stock Awards     Options    Compensation(2)
---------------------------                  ----    ---------   -----   ------------   ----------   ---------------
Stuart M. Essig(3).........................  1999    $308,250      --         --           70,560       $ 1,000
  President and Chief Executive              1998    $300,000      --         --           75,000       $   500
  Officer                                    1997          --      --     $5,875,000      500,000          --

George W. McKinney, III, Ph.D.(4)..........  1999    $240,000      --         --           38,110       $   960
  Executive Vice President and               1998    $240,000      --         --           38,600       $35,239
  Chief Operating Officer                    1997    $165,807      --         --          250,000       $   844

Michael D. Pierschbacher, Ph.D.............  1999    $198,000      --         --           24,560       $   975
  Senior Vice President, Research and        1998    $198,000      --         --           25,790       $ 1,485
  Development and General Manager,           1997    $198,000      --         --           71,375       $ 1,485
  Corporate Research Center

John B. Henneman, III(5)...................  1999    $161,600      --         --           44,560       $ 1,000
  Senior Vice President, Chief               1998    $ 44,738      --         --          121,970       $   500
  Administrative Officer and                 1997          --      --         --             --
  General  Counsel

Judith O'Grady.............................  1999    $145,000      --         --           19,670       $ 1,000
  Senior Vice President, Regulatory          1998    $130,000      --         --           35,230       $   975
  Quality Assurance and Clinical Affairs     1997    $118,333   $15,000       --           12,500       $   888



(1) The amounts reported in this column during 1999 for Messrs. Essig, McKinney and Henneman include $11,476, $11,476 and $8,079, respectively, representing the amount deducted from such officer's base compensation and utilized to purchase shares of the Company's Common Stock pursuant to the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The purchase price per share, as determined in accordance with the Purchase Plan, was $2.869 (or 85% of the closing price of the Company's Common Stock on December 31, 1998).

(2) Other than certain moving expenses reimbursed to Dr. McKinney, the amounts reported in this column consist of the Company's matching contributions to the Company's 401(k) Plan. The amounts reported in this column for Dr. McKinney during 1998 include $34,301 for moving expenses reimbursed by the Company.

(3)  Mr. Essig joined the Company in December 1997.

(4)  Dr. McKinney joined the Company in May 1997.

(5)  Mr. Henneman joined the Company in August 1998.

         The following tables set forth certain information concerning stock options granted to Named Officers during 1999 and the unexercised options held by them at December 31, 1999. No options were exercised by the Named Officers during 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                                          Individual Grants
                                       ---------------------------------------------------------   Potential Realizable
                                                                                                  Value at Assumed Annual
                                          Number of    % of Total                                  Rates of Stock Price
                                         Securities    Options                                    Appreciation for Option
                                         Underlying    Granted to       Exercise                          Term
                                          Options      Employees in      Price       Expiration   -----------------------
Name                                     Granted(1)    Fiscal Year(2)   Per Share       Date          5%         10%
                                        -----------   ---------------  ----------    ----------   ---------   --------
Stuart M. Essig.......................     70,560            4.0%        $5.875       12/31/05    $141,132    $319,843

George W. McKinney, III, Ph.D.........     10,000            0.6%        $3.50         3/29/05    $ 11,916    $ 27,005
                                           28,110            1.6%        $5.875       12/31/05    $ 56,225    $127,420

Michael D. Pierschbacher, Ph.D........     24,560            1.4%        $5.875       12/31/05    $ 49,124    $111,329

John B. Henneman, III.................     10,000            0.6%        $3.50         3/29/05    $ 11,916    $ 27,005
                                           10,000            0.6%        $5.50         6/15/05    $ 18,725    $ 42,436
                                           24,560            1.4%        $5.875       12/31/05    $ 49,124    $111,329

Judith O'Grady........................     19,670            1.1%        $5.875       12/31/05    $ 39,343    $ 89,163



----------
(1) Such options were granted at a price at or above fair market value, are nontransferable and vest over a period of four years commencing with the date of grant.

(2) The Company granted options to employees to purchase an aggregate of 1,764,000 shares of Common Stock during 1999.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)



                                     Number of Securities Underlying      Value of Unexercised In-the-Money
                                 Unexercised Options At Fiscal Year End     Options At Fiscal Year End(2)
                                 --------------------------------------     -----------------------------
Name                                Exercisable       Nonexercisable        Exercisable    Nonexercisable
----                                -----------       --------------        -----------    --------------
Stuart M. Essig............          273,437             372,123               $43,714         $ 88,992

George W. McKinney, III, Ph.D.       150,650             176,060               $25,929         $ 99,852

Michael D. Pierschbacher, Ph.D.       74,973              46,753               $16,319         $ 49,732

John B. Henneman, III.......          36,730             129,800               $61,737         $175,901

Judith O'Grady..............          18,202              49,198               $12,801         $ 39,023



----------
(1)  No options were exercised by the Named Officers during 1999.

(2) In-the-money options are those in which the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Company's Common Stock on December 31, 1999 was $5.906 per share.

EMPLOYMENT AGREEMENTS

         STUART M. ESSIG entered into a four-year employment agreement with the Company in December 1997 to serve as the President and Chief Executive Officer of the Company. In compensation for his services during the first year of the agreement, the Company paid Mr. Essig an annual salary of $300,000. For each subsequent year that he is employed, Mr. Essig's salary will be $300,000 plus such increases, if any, as may be established by the Board of Directors. Mr. Essig is also entitled to receive a performance bonus of up to fifty percent (50%) of his base salary, based upon the satisfaction of certain performance goals pertaining principally to the trading price of the Common Stock. Mr. Essig, however, waived his right to receive any such performance bonus for 1998 and 1999, and was granted options to purchase 75,000 shares of Common Stock at an exercise price of $4.375 per share in September 1998 and 70,560 shares of Common Stock at an exercise price of $5.875 per share in December 1999. He is also entitled to life insurance equal to the lesser of (a) a $3,000,000 four-year minimum renewable term life insurance policy and (b) the four-year minimum renewable term life policy purchasable by the Company by paying premium payments of $5,000 per year for such policy. At the request of Mr. Essig, the Company will disburse a loan in the amount of up to $500,000 subject to certain conditions. He is also entitled to participate in the Company's medical, disability, pension and other employee benefit plans and programs maintained from time to time by the Company for the benefit of its senior executives. The employment agreement is for an initial term through December 31, 2001 and shall automatically extend on December 31, 2001 and on each subsequent one-year anniversary thereof for one year unless the Company or Mr. Essig provides written notice of termination at least six months prior to the expiration of the then-current term. Mr. Essig has the right to terminate the employment agreement in the event the Company fails to appoint him as President and Chief Executive Officer or as a Director or for other good reason (as defined therein).

         The employment agreement further provides that the Company generally will reimburse, or "gross-up," Mr. Essig on an after-tax basis for any excise tax liability he may incur by reason of any "excess parachute payments" he receives from the Company. Section 280G of the Code provides that if payments of compensation that are contingent on a change in control exceed three times an employee's "base amount" (his average annual compensation during certain prior years), they will constitute "parachute payments," and the excess of such parachute payments over such base amount generally will constitute "excess parachute payments." Such excess parachute payments are nondeductible for the employer and are subject to a 20% excise tax in the hands of the employee. In the case of Mr. Essig, the value of any acceleration of his Option and Restricted Units (each as defined below) upon a change in control of the Company will constitute "payments" for these purposes, which -- depending upon the timing of such change in control, the value of the Company's stock at that time and other relevant factors -- may be substantial enough to constitute parachute payments. In such an event, a substantial gross-up payment could be required of the Company under the employment agreement, and substantial compensation amounts payable by the Company to Mr. Essig (including such gross-up payment) could be nondeductible by the Company for federal income tax purposes.

         Under a Stock Option Grant and Agreement, the Company granted Mr. Essig options under the Company's 1996 Incentive Stock Option and Non-Qualified Stock Option Plan to purchase 500,000 shares (the "Option Shares") of Common Stock at an exercise price of $5.87 per share (the "Option"), the last reported sale price on the date immediately prior to the date of grant, and with an expiration date of December 26, 2007. The Option vested and became exercisable with respect to 125,000 shares on December 27, 1998 and thereafter with respect to 1/36th of the remaining shares on the first business day of each following month. In the event of (a) a change in control of the Company or (b) the termination of Mr. Essig's employment (i) by the Company without cause, (ii) by Mr. Essig for good reason or (iii) due to Mr. Essig's death, the Option vests and becomes exercisable in full immediately.

         Under a Restricted Units Agreement, the Company issued to Mr. Essig a fully vested equity-based signing award bonus in the form of 1,000,000 restricted units (the "Restricted Units"), each unit representing the right to receive one share of Common Stock. The shares of Common Stock underlying the restricted units (the "Unit Shares") are deliverable to Mr. Essig on January 1, 2002 if Mr. Essig is employed by the Company on December 31, 2001, although Mr. Essig has the right to defer delivery of the Unit Shares for a period of up to six years. The Unit Shares may be delivered to Mr. Essig prior to January 1, 2002 in the event of (a) a change of control of the Company or (b) the termination of Mr. Essig's employment (i) by the Company without cause, (ii) by Mr. Essig for good reason, (iii) due to disability or (iv) due to death. If, prior to December 31, 2001, (a) the Company terminates Mr. Essig's employment for cause or (b) Mr. Essig voluntarily leaves his employment with the Company (other than for good reason or due to disability), the Unit Shares are to be distributed to Mr. Essig on January 1, 2018.

         The Restricted Units Agreement provides for anti-dilution protection in the event (a) that the outstanding shares of Common Stock are increased through share dividends or split ups or decreased through combinations or similar changes, (b) of reclassifications (including reclassifications in connection with a consolidation or merger in which the Company is the continuing entity), and (c) of distributions to the holders of Common Stock of indebtedness or assets of the Company in order to preserve the relative interest in the Company represented by the Option Shares or Unit Shares immediately prior to the occurrence of such event. In addition, if the Company distributes rights or warrants to all holders of its Common Stock entitling them to purchase such shares of Common Stock at a price per share less than the then-current market price per share, the Restricted Units Agreement provides that an equivalent amount of such rights or warrants be distributed with respect to the Unit Shares. The Restricted Units Agreement provides that in the event of a spinoff by the Company to its shareholders, the holder of Option Shares and Unit Shares shall participate in such spinoff in an appropriate and equitable manner including, to the extent practicable, through ownership of (or option to acquire) an equity interest in the spinoff entity.

         The Company has agreed to file, following the request of Mr. Essig, a registration statement with the Commission to register the sale by Mr. Essig of the Option Shares and the Unit Shares pursuant to the Securities Act of 1933, as amended (the "Securities Act"). Mr. Essig has not yet advised the Company as to when registration may be requested.

         GEORGE W. MCKINNEY, III, PH.D. entered into an employment agreement with the Company in December 1998 to serve as the Company's Executive Vice President and Chief Operating Officer. The employment agreement provides for an annual salary of $240,000. Dr. McKinney is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement is for an initial term through December 31, 2001 and shall automatically extend on December 31, 2001 and on each one-year anniversary thereof for one year unless the Company or Dr. McKinney provides written notice at least 30 days prior to the expiration of the then-current term. In the event the employment agreement is earlier terminated by Dr. McKinney for good reason or by the Company for reasons other than cause, retirement, disability or death, in each case within six months of a change in control of the Company, Dr. McKinney shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary. In the event the employment agreement is earlier terminated as aforesaid without a change in control, Dr. McKinney shall be entitled to receive a severance amount equal to the greater of his then-current annual base salary or the unpaid portion of Dr. McKinney's base salary for the remainder of the then-current term.

         MICHAEL D. PIERSCHBACHER, PH.D. entered into an employment agreement with the Company in December 1998 to serve as the Company's Senior Vice President, Research and Development and General Manager, Corporate Research Center. The employment agreement provides for an annual salary of $198,000. Dr. Pierschbacher is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement is for an initial term through December 31, 2000 and shall automatically extend on December 31, 2000 and on each one-year anniversary thereof for one year unless the Company or Dr. Pierschbacher provides written notice at least 30 days prior to the expiration of the then-current term. In the event the employment agreement is earlier terminated by Dr. Pierschbacher for good reason or by the Company for reasons other than cause, retirement, disability or death, in each case within six months of a change in control of the Company, Dr. Pierschbacher shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary. In the event the employment agreement is earlier terminated as aforesaid without a change in control, Dr. Pierschbacher shall be entitled to receive a severance amount equal to the greater of his then-current annual base salary or the unpaid portion of Dr. Pierschbacher's base salary for the remainder of the then-current term.

         JOHN B. HENNEMAN, III entered into an employment agreement with the Company in September 1998 to serve as the Company's Senior Vice President, Chief Administrative Officer and General Counsel. The employment agreement provides for an annual salary of $160,000. Mr. Henneman is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement is for an initial term through December 31, 2000 and shall automatically extend on December 31, 2000 and on each one-year anniversary thereof for one year unless the Company or Mr. Henneman provides written notice at least 30 days prior to the expiration of the then-current term. In the event the employment agreement is earlier terminated by Mr. Henneman for good reason or by the Company for reasons other than cause, retirement, disability or death, in each case within six months of a change in control of the Company, Mr. Henneman shall be entitled to receive a severance amount equal to 2.99 times his then-current annual base salary. In the event the employment agreement is earlier terminated as aforesaid without a change in control, Mr. Henneman shall be entitled to receive a severance amount equal to the unpaid portion of Mr. Henneman's base salary for the remainder of the then-current term, but in no event for a period of less than one year.

         JUDITH O'GRADY entered into an employment agreement with the Company in December 1998 to serve as the Company's Senior Vice President for Regulatory, Quality Assurance and Clinical Affairs. The employment agreement provides for an annual salary of $145,000. Ms. O'Grady is entitled to participate and receive benefits under any employee benefit plan or stock-based plan of the Company and shall be eligible for any medical, disability and other plans and benefits covering executives of the Company. The employment agreement is for an initial term through December 31, 2000 and shall automatically extend on December 31, 2000 and on each one-year anniversary thereof for one year unless the Company or Ms. O'Grady provides written notice at least 30 days prior to the expiration of the then-current term. In the event the employment agreement is earlier terminated by Ms. O'Grady for good reason or by the Company for reasons other than cause, retirement, disability or death, in each case within six months of a change in control of the Company, Ms. O'Grady shall be entitled to receive a severance amount equal to 2.99 times her then-current annual base salary. In the event the employment agreement is earlier terminated as aforesaid without a change in control, Ms. O'Grady shall be entitled to receive a severance amount equal to the greater of her then-current annual base salary or the unpaid portion of Ms. O'Grady's base salary for the remainder of the then-current term.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company leases its administrative, manufacturing, research and principal warehouse facility in Plainsboro, New Jersey from Plainsboro Associates, a New Jersey general partnership. Ocirne, Inc., a subsidiary of Cono Industries ("Cono"), owns a 50% interest in Plainsboro Associates. Cono is a corporation whose stockholders are trusts whose beneficiaries include the children of Dr. Richard E. Caruso, the Chairman and a principal stockholder of the Company. Dr. Caruso is the President of Cono. The Company paid $209,848 in rent for this facility during 1999.

         Until June 1998, the Company leased production, administration and warehouse space in West Chester, Pennsylvania from Medicus Corporation. The sole stockholder of Medicus is Jerry Holtz, who is the brother of David Holtz, the Vice President and Treasurer of the Company, and the nephew of Dr. Caruso. Provco Leasing Corporation, a wholly-owned subsidiary of Cono, holds a first mortgage on the property and a lien on the outstanding shares of Medicus and has received a collateral assignment of rents as additional security. In June 1998, the Company terminated this lease arrangement and entered into an agreement under which the Company agreed to pay an aggregate of $330,000 through April 1999 relating to the facility's maintenance, certain operating costs and other commitments, $116,120 of which was paid in 1999.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee is required by the rules of the Commission to be included in this Proxy Statement and addresses the Company's executive compensation policies for the year ended December 31, 1999. This report shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

         GENERAL. The Company's compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company. The Compensation Committee is mindful of the need to align the interests of management with the interests of the Company's stockholders. The establishment of the Company's equity-based plans was designed to permit the Company to attract and retain talented managers and motivate such managers to enhance profitability and stockholder returns. The Committee believes that the utilization of equity-based plans serves the interests of the stockholders, especially by permitting the Company to preserve cash for other operational purposes.

         The Company's compensation package consists of four major components: base compensation; performance bonuses; deferred compensation; and stock options (and, where appropriate, restricted equity grants). Together these elements comprise total compensation value. The total compensation paid to the Company's executive officers is influenced significantly by the need to attract management employees with a high level of expertise and to motivate and retain key executives for the long-term success of the Company and its stockholders.

         BASE COMPENSATION. The Committee establishes annual base salary levels for executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to align base compensation levels comparable to its competitors.

         PERFORMANCE BONUSES. The Company supplements base compensation with awards of performance bonuses in the form of cash and stock options. In establishing bonuses for the fiscal year ended December 31, 1999, the Compensation Committee determined that it was not in the Company's best interests to pay cash bonuses. Instead, the Committee sought to reward the efforts and achievements of certain executive officers during this period by granting additional options to purchase up to an aggregate of 245,120 shares of the Company's Common Stock.

         STOCK OPTIONS. The Company has granted stock options to its executive management under its stock option plans. Option grants are intended to bring the total compensation to a level that the Company believes is competitive with amounts paid by the Company's competitors and which will offer significant returns if the Company is successful and, therefore, provides significant incentives to devote the effort called for by the Company's strategy. The Compensation Committee believes that executives' interests are directly tied to enhanced stockholder value. Thus, stock options have been used to provide the executive management team with a strong incentive to perform in a manner that will benefit the long-term success of the Company and its stockholders.

         DEFERRED COMPENSATION PLAN. The Company permits certain select management and highly compensated employees to elect to defer up to 50 percent of their base compensation. The Company believes that a non-qualified deferred compensation plan enhances the ability of the Company to attract and retain certain executive officers and motivate them to exercise their best efforts on behalf of the Company and its stockholders. For fiscal year 1999, two employees elected to defer a portion of their base compensation.

         OTHER BENEFITS. The Company makes available health care benefits and a 401(k) plan for executive officers on terms generally available to all Company employees. The Committee believes that such benefits are comparable to those offered by other companies of similar size. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of the salary of any executive officer in the last fiscal year.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Essig served as the Company's President and Chief Executive Officer during 1999. His compensation was paid by the Company pursuant to the terms and conditions of his employment agreement with the Company. See "--Employment Agreements" and "--Executive Compensation" for a description of Mr. Essig's compensation.


                           The Compensation Committee of the Board of Directors

                           RICHARD E. CARUSO, PH.D.
                           KEITH BRADLEY, PH.D.
                           NEAL MOSZKOWSKI

                             STOCK PERFORMANCE GRAPH

         The following line graph and table compare, for the period from August 16, 1995 (the date on which the Company's Common Stock commenced trading on the Nasdaq National Market) through December 31, 1999, the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of companies on the Nasdaq Stock Market - U.S. Index and the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers and Distributors Index. The graph assumes that the value of the investment in the Company's Common Stock and the relevant index was $100 at August 16, 1995 and that all dividends were reinvested. The closing market price of the Company's Common Stock on December 31, 1999 was $5.906 per share.




                            [STOCK PERFORMANCE GRAPH]



        Comparison of Cumulative Total Return among Integra LifeSciences
              Holdings Corporation, the Nasdaq Stock Market -- U.S. Index and the Nasdaq Medical Devices, Instruments and
                 Supplies, Manufacturers and Distributors Index



                                                             8/95  12/95  12/96  12/97  12/98  12/99
                                                             ----  -----  -----  -----  -----  -----
Integra LifeSciences Holdings Corporation..............      $100   $141   $108   $ 96    $36    $64
Nasdaq Stock Market - U.S. Index.......................      $100   $103   $127   $155   $218   $395
Nasdaq Medical Devices, Instruments and Supplies,
Manufacturers and Distributors Index...................      $100   $114   $107   $122   $138   $167



         The graph and table above depicts the past performance of the Company's stock price. The Company neither makes nor endorses any predictions as to future stock performance. The graph and table set forth above shall not be deemed (i) incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this Proxy Statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and (ii) filed under either the Securities Act or the Exchange Act.

PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of Common Stock and Preferred Stock as of March 31, 2000 by: (a) each person or entity known to the Company to own beneficially five percent or more of the outstanding shares of Common Stock or Preferred Stock, based upon Company records or Commission records; (b) each of the Company's directors; (c) each of the Named Officers; and (d) all executive officers and directors of the Company as a group. Each share of Series A Preferred Stock is currently convertible at the discretion of the holder into one-half of one share of Common Stock, each share of Series B Preferred Stock is currently convertible at the discretion of the holder into 26.178 shares of Common Stock and each share of Series C Preferred Stock is currently convertible at the discretion of the holder into 11.111 shares of Common Stock, in each case subject to certain adjustments. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.


                                            COMMON STOCK      SERIES A PREFERRED  SERIES B PREFERRED  SERIES C PREFERRED
                                        --------------------- ------------------  ------------------  ------------------
NAME OF BENEFICIAL OWNER                SHARES(1)     PERCENT  SHARES   PERCENT    SHARES   PERCENT    SHARES   PERCENT
------------------------                ---------     -------  ------   -------    ------   -------    ------   -------
Richard E. Caruso, Ph.D.............    7,278,918(2)   44.3%

Trust Partnership...................    7,179,205(3)   43.9%

Frances C. Holtz....................    7,179,205(4)   43.9%

Quantum Industrial Partners LDC.....    2,955,000(5)   15.3%                        75,000    75.0%    48,699    90.2%

Union Carbide Corporation...........    1,575,280(6)    9.6%

State of Wisconsin Investment Board.    1,388,979(7)    8.5%

Elan Corporation, plc...............    1,100,000(8)    6.7%

SFM Domestic Investments LLC........      802,800(9)    4.7%                        25,000    25.0%     5,301     9.8%

Stuart M. Essig.....................      347,675(10)   2.1%

Century Medical, Inc................      250,000(11)   1.5%    500,000   100.0%

George W. McKinney, III, Ph.D.......      188,622(12)   1.1%

Michael D. Pierschbacher, Ph.D......      80,274(13)     *

John B. Henneman, III...............      59,796(14)     *

Judith O'Grady......................      53,865(15)     *

James M. Sullivan...................      33,750(16)     *

Keith Bradley, Ph.D.................      22,600(17)     *

Neal Moszkowski.....................      10,000(18)     *

All directors and executive officers   8,194,670(19)   47.6%
  as a group (14 persons)...........


----------
*    Less than one percent (1%).

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days upon the exercise of an option or other convertible security are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.

(2) Includes the 7,179,205 shares held by Trust Partnership, a Pennsylvania general partnership of which Dr. Caruso is a partner and the President (also see Note 3 below). Also includes 23,338 shares held by Provco Leasing Corporation ("Provco") of which Dr. Caruso is President. Provco is a wholly-owned subsidiary of Cono Industries, a corporation whose stockholders are trusts whose beneficiaries include Dr. Caruso's children. Also includes 76,375 shares issuable upon exercise of the vested portion of options held by Dr. Caruso. Dr. Caruso's address is 919 Conestoga Road, Building 2, Suite 106, Rosemont, Pennsylvania 19010.

(3) The partners of Trust Partnership are Pagliacci Trust, Rigoletto Trust, Trust for Jonathan Henry Caruso, Trust for Peter James Caruso (the beneficiaries of all such trusts (the "Trusts") being Dr. Caruso's children), Dr. Caruso and Provco, each of which may be deemed to beneficially own the shares held by Trust Partnership; however, such partners of Trust Partnership disclaim beneficial ownership of all such shares except to the extent represented by their respective equity and profit participation interests in Trust Partnership. The Trust Partnership's address is c/o Richard E. Caruso, Ph.D., 919 Conestoga Road, Building 2, Suite 106, Rosemont, Pennsylvania 19010.

(4) Frances C. Holtz is a trustee of the Trusts, which collectively have a controlling interest in Trust Partnership. As such, Ms. Holtz may be deemed to beneficially own the shares held by Trust Partnership; however, Ms. Holtz disclaims beneficial ownership of all such shares. Ms. Holtz's address is 8111 Marshall Avenue, Margate, New Jersey 08402.

(5) Consists of (i) 1,963,350 shares of Common Stock issuable upon conversion of 75,000 shares of Series B Preferred Stock held by Quantum Industrial Partners LDC ("QIP"); (ii) 180,000 shares of Common Stock issuable upon exercise of warrants held by QIP (collectively with (i) the "QIP Series B Shares"); (iii) 541,100 shares of Common Stock issuable upon conversion of 48,699 shares of Series C Preferred Stock held by QIP; and (iv) 270,550 shares of Common Stock issuable upon exercise of warrants held by QIP (collectively with (iii), the "QIP Series C Shares"). The principal address of QIP is at Kaya Flamboyan 9, Willemsted, Curacao, Netherlands Antilles. QIH Management Investor, L.P. ("QIHMI") is vested (pursuant to constituent documents of QIP) with investment discretion with respect to the portfolio assets held for the account of QIP. Pursuant to an agreement between George Soros and Soros Fund Management LLC ("SFM"), Mr. Soros has agreed to use his best efforts to cause QIH Management, Inc., as the sole general partner of QIHMI, to act at the discretion of SFM. Mr. Soros, the Chairman of SFM, and Stanley F. Druckenmiller, the Lead Portfolio Manager of SFM, each may be deemed to have shared voting power and shared investment power with respect to the QIP Shares. Accordingly, each of QIHMI, QIH Management, Inc., SFM and Messrs. Soros and Druckenmiller may be deemed the beneficial owner of the QIP Shares. Each has their principal business office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

(6) The address of Union Carbide Corporation is 39 Old Ridgebury Road, Danbury, Connecticut 06817.

(7) The address of the State of Wisconsin Investment Board is 121 East Wilson Street, Madison, Wisconsin 53702.

(8) Carnrick Laboratories, Inc. ("Carnrick") is a wholly-owned subsidiary of Athena Neurosciences, Inc., which is a wholly-owned subsidiary of Elan Corporation, plc, each of which may be deemed the beneficial owner of the shares held by Carnrick. The address for each of the foregoing companies is c/o Elan Corporation, plc, Lincoln House, Lincoln Place, Eighty Pine Street, Dublin 2, Ireland.

(9) Consists of (i) 654,450 shares of Common Stock issuable upon conversion of 25,000 shares of Series B Preferred Stock; (ii) 60,000 shares of Common Stock issuable upon exercise of warrants; (iii) 58,900 shares of Common Stock issuable upon conversion of 5,301 shares of Series C Preferred Stock; and (iv) 29,450 shares of Common Stock issuable upon exercise of warrants (collectively, the "SFMDI Shares"). The principal business office of SFM Domestic Investments LLC ("SFMDI") is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. George Soros is a managing member of SFMDI and may be deemed the beneficial owner of the SFMDI Shares.

(10) Includes 333,332 shares issuable upon exercise of the vested portion of options held by Mr. Essig. The Restricted Units held by Mr. Essig do not give him the right to acquire any shares within 60 days of March 31, 2000. See "--Employment Agreements."

(11) Consists of 250,000 shares of Common Stock that are issuable upon conversion of 500,000 shares of Series A Preferred Stock. The address of Century Medical, Inc. is 1-6-4 Ohsaki, Shinagawa-Ku, Tokyo 141-8588, Japan.

(12) Includes 158,216 shares issuable upon exercise of the vested portion of options held by Dr. McKinney.

(13) Includes 1,678 shares held by a revocable trust of which Dr. Pierschbacher is co-trustee. Also includes 77,722 shares issuable upon exercise of the vested portion of options held by Dr. Pierschbacher.

(14) Includes 51,480 shares issuable upon exercise of the vested portion of options held by Mr. Henneman.

(15) Includes 22,700 shares issuable upon exercise of the vested portion of options held by Ms. O'Grady.

(16) Includes 15,500 shares issuable upon exercise of the vested portion of options held by Mr. Sullivan.

(17) Includes 15,500 shares issuable upon exercise of the vested portion of options held by Dr. Bradley.

(18) Consists of 10,000 shares issuable upon exercise of the vested portion of options held by Mr. Moszkowski.

(19) See Notes 2, 10, and 12 through 18 above. Also includes 7,185 shares, as well as 111,985 shares issuable upon exercise of the vested portion of options, held by five executive officers of the Company and/or its subsidiaries who are not listed in the table.

CERTAIN TRANSACTIONS

         The Company has various distribution agreements with Century Medical, Inc., the holder of all of the Company's outstanding shares of Series A Preferred Stock, which provide for the distribution of certain of the Company's products in Japan. During 1999, the Company sold products to Century Medical, Inc. for an aggregate of $346,365.

STOCKHOLDER PROPOSALS

         The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders (the "Annual Meeting") is December 15, 2000. The date after which notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely is February 28, 2001. If notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is received by the Company after February 28, 2001, then the Company's proxy for the Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the Annual Meeting.

OTHER MATTERS

         A copy of the Company's 1999 Annual Report to Stockholders is being mailed simultaneously herewith to stockholders but is not to be regarded as proxy solicitation material.

         THE COMPANY, UPON REQUEST, WILL FURNISH TO RECORD AND BENEFICIAL HOLDERS OF ITS COMMON STOCK, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE FURNISHED UPON REQUEST AND THE PAYMENT OF A REASONABLE FEE. ALL REQUESTS SHOULD BE DIRECTED TO JOHN B. HENNEMAN, III, CHIEF ADMINISTRATIVE OFFICER, AT THE OFFICES OF THE COMPANY SET FORTH ON PAGE ONE OF THIS PROXY STATEMENT.


                                  By order of the Board of Directors,

                                  /s/William M. Goldstein
Plainsboro, New Jersey            William M. Goldstein
April 14, 2000                    SECRETARY

                                                                      APPENDIX A











                              INTEGRA LIFESCIENCES
                              HOLDINGS CORPORATION

                           2000 EQUITY INCENTIVE PLAN

1.       PURPOSE...........................................................................1

2.       DEFINITIONS.......................................................................1

3.       ADMINISTRATION....................................................................3

4.       EFFECTIVE DATE AND TERM OF PLAN...................................................4

5.       SHARES SUBJECT TO THE PLAN........................................................5

6.       ELIGIBILITY.......................................................................5

7.       TYPES OF AWARDS...................................................................5
         7.1      Options..................................................................5
         7.2      Stock Appreciation Rights................................................7
         7.3      Restricted Stock.........................................................8
         7.4      Performance Stock; Performance Goals.....................................8
         7.5      Dividend Equivalent Rights...............................................9
         7.6      Loans....................................................................9

8.       EVENTS AFFECTING OUTSTANDING AWARDS...............................................9
         8.1      Termination of Service (Other Than by Death or Disability)...............9
         8.2      Death or Disability.....................................................10
         8.3      Capital Adjustments.....................................................11
         8.4      Certain Corporate Transactions..........................................11
         8.5      Exercise Upon Change in Control.........................................11

9.       AMENDMENT OR TERMINATION OF THE PLAN.............................................13

10.      MISCELLANEOUS....................................................................14
         10.1     Documentation of Awards.................................................14
         10.2     Rights as a Stockholder.................................................14
         10.3     Conditions on Delivery of Shares........................................14
         10.4     Investment Purpose......................................................14
         10.5     Registration and Listing of Shares......................................14
         10.6     Compliance with Rule 16b-3..............................................14
         10.7     Tax Withholding.........................................................15
         10.8     Nontransferability of Awards............................................15
         10.9     Registration............................................................15
         10.10    Acquisitions............................................................15
         10.11    Amendment or Replacement of Outstanding Options.........................15
         10.12    Employment Rights.......................................................16
         10.13    Indemnification of Board and Committee..................................16
         10.14    Application of Funds....................................................16
         10.15    Governing Law...........................................................16


                              INTEGRA LIFESCIENCES
                              HOLDINGS CORPORATION

                           2000 EQUITY INCENTIVE PLAN

         WHEREAS, Integra LifeSciences Holdings Corporation (the "Company") desires to have the ability to award certain equity-based benefits and/or loans to certain Key Employees and Associates;

         NOW, THEREFORE, the Integra LifeSciences Holdings Corporation 2000 Equity Incentive Plan is hereby adopted under the following terms and conditions:

         1. PURPOSE. The Plan is intended to provide a means whereby the Company may grant ISOs to Key Employees and may grant NQSOs, Restricted Stock, Stock Appreciation Rights, Performance Stock, Dividend Equivalent Rights, and/or Loans to Key Employees and Associates. Thereby, the Company expects to attract and retain such Key Employees and Associates and to motivate them to exercise their best efforts on behalf of the Company and its Related Corporations and any affiliates of the Company or its Related Corporations.

         2.        DEFINITIONS

                   (a) "ASSOCIATE" shall mean a designated non-employee director, consultant, or other person providing services to the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation.

                   (b) "AWARD" shall mean ISOs, NQSOs, Restricted Stock, Stock Appreciation Rights, Performance Stock, Dividend Equivalent Rights, and/or Loans awarded by the Committee to a Participant.

                   (c) "AWARD AGREEMENT" shall mean a written document evidencing the grant of an Award, as described in Section 10.1.

                   (d) "BOARD" shall mean the Board of Directors of the Company.

                   (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                   (f) "COMMITTEE" shall mean the Company's Stock Option Committee, which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code).

                   (g) "COMPANY" shall mean Integra LifeSciences Holdings Corporation, a Delaware corporation.

                   (h) "DISABILITY" shall mean separation from service as a result of "permanent and total disability," as defined in section 22(e)(3) of the Code.

                   (i) "DIVIDEND EQUIVALENT RIGHT" shall mean an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to another Award granted to the Participant had such Shares been outstanding.

                   (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                   (k) "FAIR MARKET VALUE" shall mean the following, arrived at by a good faith determination of the Committee:

                        (i) if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the quoted closing price on such date; or

                        (ii) if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the quoted closing price on the nearest date before and the nearest date after such date on which there were such sales; or

                        (iii) if actual sales are not available during a reasonable period beginning before and ending after the date of grant (or on such other date as value must be determined), then the mean between the bid and asked price on such date as reported by the National Quotation Bureau; or

                        (iv) if (i) through (iii) are not applicable, then such other method of determining fair market value as shall be adopted by the Committee.

Where the Fair Market Value of Shares is determined under (ii) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. ss.20.2031-2(b)(1), or any successor thereto.

                   (l) "ISO" shall mean an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.

                   (m) "KEY EMPLOYEE" shall mean an officer, executive, or managerial or non-managerial employee of the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation.

                   (n) "NQSO" shall mean an Option that, at the time such Option is granted to a Participant does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

                   (o) "OPTION" is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

                   (p) "PARTICIPANT" shall mean a Key Employee or Associate who has been granted an Award under the Plan.

                   (q) "PERFORMANCE STOCK" shall mean an Award that entitles the recipient to receive Shares, without payment, following the attainment of designated Performance Goals.

                   (r) "PERFORMANCE GOALS" shall mean goals deemed by the Committee to be important to the success of the Company or any of its Related Corporations. The Committee shall establish the specific measures for each such goal at the time an Award of Performance Stock is granted. In creating these measures, the Committee may use one or more of the following business criteria: return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other companies or an index.

                   (s) "PLAN" shall mean the Integra LifeSciences Holdings Corporation 2000 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

                   (t) "RELATED CORPORATION" shall mean either a "subsidiary corporation" of the Company, as defined in section 424(f) of the Code, or the "parent corporation" of the Company (if any), as defined in section 424(e) of the Code.

                   (u) "RESTRICTED STOCK" shall mean an Award that grants the recipient at no cost (or entitles the recipient to acquire, for a purchase price to be specified by the Committee, but in no event less than par value) Shares subject to whatever restrictions are determined by the Committee.

                   (v) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                   (w) "SHARES" shall mean shares of common stock of the Company, par value $0.01 per share.

                   (x) "STOCK APPRECIATION RIGHT" shall mean an Award entitling the recipient on exercise to receive an amount, in cash or Shares or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Share value.

         3.        ADMINISTRATION

                   (a) The Plan shall be administered by the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director of the Company. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any and all authority of the Committee may be delegated to a Plan administrator.

                   (b)  The Committee shall have the authority:

                        (i) to select the Key Employees and Associates to be granted Awards under the Plan and to grant such Awards at such time or times as it may choose;

                        (ii) to determine the type and size of each Award, including the number of Shares subject to the Award;

                        (iii) to determine the terms and conditions of each Award;

                        (iv) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), except that the Committee may not (i) lower the exercise price of any Option or the purchase price of any Restricted Stock, or (ii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant;

                        (v) to adopt, amend, and rescind rules and regulations for the administration of the Plan;

                        (vi) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it; and

                        (vii) to adopt such modifications, amendments, procedures, sub-plans, and the like, which may be inconsistent with the provisions of the Plan, as may be necessary to comply with the laws and regulations of other countries in which the Company, Related Corporations, and affiliates operate in order to assure the viability of Awards granted under the Plan to individuals in such other countries.

Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

         4.        EFFECTIVE DATE AND TERM OF PLAN

                   (a) EFFECTIVE DATE. The Plan, having been adopted by the Board on April 11, 2000, shall become effective on that date, but subject to the approval of the stockholders of the Company pursuant to Section 9(b). Awards may be granted under the Plan prior to such stockholder approval (but after the Board's adoption of the Plan), subject to such stockholder approval.

                   (b) TERM OF PLAN FOR ISOS. No ISO may be granted under the Plan after April 10, 2010, but ISOs previously granted may extend beyond that date. Awards other than ISOs may be granted after that date.

         5. SHARES SUBJECT TO THE PLAN. The aggregate number of Shares that may be delivered under the Plan is 2,000,000. Further, no Key Employee shall receive Options and/or Stock Appreciation Rights for more than 1,000,000 Shares during any calendar year under the Plan. However, the limits in the preceding two sentences shall be subject to the adjustment described in Section
8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Company may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. If any Award that requires the Participant to exercise it in order for Shares to be delivered terminates without having been exercised in full, or if any Award that is payable in Shares or cash is satisfied in cash rather than in Shares, the number of Shares as to which such Award was not exercised or for which cash was substituted shall continue to be available for future Awards granted under the Plan.

         6. ELIGIBILITY. The class of individuals who shall be eligible to receive Awards under the Plan shall be the Key Employees (including any directors of the Company who are also officers or Key Employees) and the Associates. More than one Award may be granted to a Key Employee or Associate under the Plan.

         7.        TYPES OF AWARDS

         7.1       OPTIONS

                   (a) KINDS OF OPTIONS. Both ISOs and NQSOs may be granted under the Plan. However, ISOs may only be granted to Key Employees of the Company or of a Related Corporation. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

                   (b) $100,000 LIMIT. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

                   (c) EXERCISE PRICE. The exercise price of an Option shall be determined by the Committee, subject to the following:

                        (i) The exercise price of an ISO shall not be less than 100 percent (110 percent in the case of an ISO granted to a 10-percent shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted. A "10-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Company or of a Related Corporation.

                        (ii) In no case may the exercise price paid for Shares be less than the par value per Share.

                   (d) TERM OF OPTIONS. The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a "10-percent shareholder," as defined in subsection (c) above) from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.

                   (e) EXERCISE OF OPTIONS. An Option shall become exercisable at such time or times (but not less than three months from the date of grant), and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person, and delivered or mailed to the Company, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Committee and described in subsection (f)(iv) below, payment may be made as soon as practicable after the exercise). Only full shares shall be issued under the Plan, and any fractional share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

                   (f) PAYMENT FOR SHARES. Shares purchased on the exercise of an Option shall be paid for as follows:

                        (i) in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Company;

                        (ii) in Shares previously acquired by the Participant; provided, however, that if such Shares were acquired through the exercise of an ISO and are used to pay the Option price of an ISO, such Shares have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such Shares were acquired through the exercise of an NQSO and are used to pay the option price of an ISO, or if such Shares were acquired through the exercise of an ISO or an NQSO and are used to pay the Option price of an NQSO, such Shares have been held by the Participant for such period of time as required to be considered "mature" Shares for purposes of accounting treatment;

                        (iii) in shares newly acquired by the Participant upon exercise of such option (which shall constitute a disqualifying disposition in the case of ISOs);

                        (iv) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

                        (v) by any combination of the above-listed forms of payment.

In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of Shares surrendered in payment of such Option price.

         7.2       STOCK APPRECIATION RIGHTS

                   (a) NATURE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right entitles the Participant to receive, with respect to each Share as to which the Stock Appreciation Right is exercised, the excess of the Share's Fair Market Value on the date of exercise over its Fair Market Value on the date the Stock Appreciation Right was granted. Such excess shall be paid in cash, Shares, or a combination thereof, as determined by the Committee.

                   (b) GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the ISO is granted.

                   (c) RULES APPLICABLE TO TANDEM AWARDS. When Stock Appreciation Rights are granted in tandem with Options, the number of Stock Appreciation Rights granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the Stock Appreciation Right relating to the Shares covered by such Option will terminate. Upon the exercise of a Stock Appreciation Right, the related Option will terminate to the extent of an equal number of Shares. The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option. The Stock Appreciation Right will be transferable only when the related Option is transferable, and under the same conditions. A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of such ISO.

                   (d) EXERCISE OF INDEPENDENT STOCK APPRECIATION RIGHTS. A Stock Appreciation Right not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. The Committee may at any time accelerate the time at which all or any part of the Stock Appreciation Right may be exercised. Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person, and delivered or mailed to the Company, accompanied by any other documents required by the Committee.

         7.3       RESTRICTED STOCK

                   (a) GENERAL REQUIREMENTS. Restricted Stock may be issued or transferred for consideration or for no consideration, as determined by the Committee. If for consideration, payment may be in cash or check (acceptable to the Committee), bank draft, or money order payable to the order of the Company.

                   (b) RIGHTS AS A STOCKHOLDER. Unless the Committee determines otherwise, a Participant who receives Restricted Stock shall have certain rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to the restrictions described in subsection (c) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such Shares are free of all restrictions under the Plan.

                   (c) RESTRICTIONS. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to provide services to any of the Company or its Related Corporations for any reason, must be offered to the Company for purchase for the amount paid for the Shares, or forfeited to the Company if nothing was so paid. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. Upon the lapse of all restrictions, Shares will cease to be Restricted Stock for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

                   (d) NOTICE OF TAX ELECTION. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to the Award of Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

         7.4       PERFORMANCE STOCK; PERFORMANCE GOALS

                   (a) GRANT. The Committee may grant Performance Stock to any Key Employee or Associate, conditioned upon the meeting of designated Performance Goals. The Committee shall determine the number of Shares of Performance Stock to be granted.

                   (b) PERFORMANCE PERIOD AND PERFORMANCE GOALS. When Performance Stock is granted, the Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Committee deems appropriate.

                   (c) DELIVERY OF PERFORMANCE STOCK. At the end of each performance period, the Committee shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares, if any, to be delivered with respect to the Award.

                   (d) MAXIMUM PAYMENT. The maximum fair market value of Performance Stock that may be delivered to a Participant in any one calendar year is $5,000,000.

         7.5 DIVIDEND EQUIVALENT RIGHTS. The Committee may provide for payment to the Participant of Dividend Equivalent Rights, either currently or in the future, or for the investment of such Dividend Equivalent Rights on behalf of the Participant.

         7.6 LOANS. The Committee may authorize a Loan from the Company to a Participant, either on the date of or after the grant of any Award to the Participant (except that the ability of the Committee to authorize a Loan in connection with an Award of ISOs must be included in the Participant's Award Agreement at the time of the Award). A Loan may be made either in connection with the purchase of Shares under the Award or with the payment of any Federal, state, and local income tax with respect to income recognized as a result of the Award. The Committee will have full authority to decide whether to make a Loan and to determine the amount, terms, and conditions of the Loan, whether the Loan is to be secured or unsecured, the terms on which the Loan is to be repaid, and the conditions, if any, under which it may be forgiven. However, the Loan will be made on the Participant's personal, negotiable, demand promissory note, and will bear interest at a rate not lower than the lowest rate that will avoid the imputation of interest under section 7872 of the Code.

         8.        EVENTS AFFECTING OUTSTANDING AWARDS

         8.1 TERMINATION OF SERVICE (OTHER THAN BY DEATH OR DISABILITY). If a Participant ceases to provide services to the Company and its Related Corporations for any reason other than death or Disability, as the case may be, the following shall apply:

                   (a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Participant's termination of service shall terminate at that time. Any Options or Stock Appreciation Rights that were exercisable immediately prior to the termination of service will continue to be exercisable for three months (or for such longer period as the Committee may determine), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination in the event of termination of service. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee.

                   (b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the time of the termination of service must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

                   (c) Except as otherwise determined by the Committee, all Performance Stock to which the Participant was not irrevocably entitled prior to the termination of service shall be forfeited and the Award cancelled as of the date of such termination of service.

                   (d) Except as otherwise determined by the Committee, all Dividend Equivalent Rights to which the Participant was not irrevocably entitled prior to the termination of service shall be forfeited and the Award cancelled as of the date of such termination of service.

                   (e) Payment of any outstanding Loan upon a Participant's termination of service shall be governed by the terms of the loan agreement entered into by the Company and the Participant.

         8.2 DEATH OR DISABILITY. If a Participant dies or incurs a Disability, the following shall apply:

                   (a) Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by the Participant immediately prior to death or Disability, as the case may be, to the extent then exercisable, may be exercised by the Participant's executor or administrator or by the person or persons to whom the Option or Stock Appreciation Right is transferred by will or the laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant's death or Disability (or such shorter or longer period as the Committee may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. Except as otherwise determined by the Committee, all Options and Stock Appreciation Rights held by a Participant immediately prior to death or Disability that are not then exercisable shall terminate at the date of death or Disability.

                   (b) Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the date of death or Disability, as the case may be, must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

                   (c) Except as otherwise determined by the Committee, all Performance Stock to which the Participant was not irrevocably entitled prior to death or Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or Disability.

                   (d) Except as otherwise determined by the Committee, all Dividend Equivalent Rights to which the Participant was not irrevocably entitled prior to death or Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or Disability.

                   (e) Payment of any outstanding Loan upon a Participant's death or Disability shall be governed by the terms of the loan agreement entered into by the Company and the Participant.

         8.3 CAPITAL ADJUSTMENTS. The number of Shares that may be delivered under the Plan, the maximum number of Shares that may be made subject to ISOs, and the maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted to any Participant under the Plan, all as stated in Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options) shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), stock dividend, or similar change in the capitalization of the Company.

         8.4       CERTAIN CORPORATE TRANSACTIONS

                   (a) In the event of a corporate transaction (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed corporate transaction, the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options or Stock Appreciation Rights, the Committee shall give each Participant holding an Option or Stock Appreciation Right to be terminated not less than seven days' notice prior to any such termination, and any Option or Stock Appreciation Right that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options and Stock Appreciation Rights become exercisable, (ii) remove the restrictions from the outstanding Shares of Restricted Stock, (iii) cause the delivery of any Performance Stock, even if the associated Performance Goals have not been met, (iv) cause the payment of any Dividend Equivalent Rights, and/or (v) forgive all or any portion of the principal of, or interest on, a Loan. The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction, provided that, in the case of ISOs, such change would not constitute a "modification" under section 424(h) of the Code, unless the Participant consents to the change.

                   (b) With respect to an outstanding Award held by a Participant who, following the corporate transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in such transaction or an affiliate of such an entity, the Committee may, in lieu of the action described in subsection (a) above, arrange to have such surviving or acquiring entity or affiliate grant to the Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

         8.5       EXERCISE UPON CHANGE IN CONTROL

                   (a) Notwithstanding any other provision of this Plan, all outstanding Options and any Stock Appreciation Rights in tandem with such Options shall become fully vested and exercisable upon a Change in Control.

                   (b)  "Change in Control" shall mean:

                        (i) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any "Person" (as such term is used for purposes of section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of all the then outstanding Voting Securities, other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an affiliate thereof, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section shall not be a Change in Control under this subsection (a);

                        (ii) The individuals who, as of March 1, 2000, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the shareholders, of any new director was approved by a vote of at least two-thirds of the members of the Board who constitute Incumbent Board members, such new directors shall for all purposes be considered as members of the Incumbent Board as of March 1, 2000; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

                        (iii)     consummation by the Company of a
reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly, by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities; and (ii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination;

                        (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

                        (v) acceptance by the shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not own, directly or indirectly, immediately following such share exchange more than 50% of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

         9.        AMENDMENT OR TERMINATION OF THE PLAN

         9.1 IN GENERAL. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend it, and, except as provided in Section 3(b)(4), the Committee may amend any outstanding Awards in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below):

                        (i)       no amendment may be made that would:

                                  (A) change the class of employees eligible to participate in the plan with respect to ISOs;

                                  (B)  except as permitted under Section 8.3,
                                       increase the maximum number of Shares
                                       with respect to which ISOs may be granted under the Plan; or

                                  (C)  extend the duration of the Plan under
                                       Section 4 with respect to any ISOs
                                       granted hereunder; and

                        (ii) no amendment may be made that would constitute a modification of the material terms of the "performance goal" within the meaning of Treas. Reg. ss. 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired).

Notwithstanding the foregoing, no such suspension, discontinuance, or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant.

                   (b) MANNER OF SHAREHOLDER APPROVAL. The approval of shareholders must be effected by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting Shares is, either in person or by proxy, present and voting on the Plan.

         10.       MISCELLANEOUS

         10.1 DOCUMENTATION OF AWARDS. Awards shall be evidenced by such written Award Agreements, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

         10.2 RIGHTS AS A STOCKHOLDER. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a stockholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

         10.3 CONDITIONS ON DELIVERY OF SHARES. The Company shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange. If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         10.4 INVESTMENT PURPOSE. Each Award shall be granted on the condition that the purchase or grant of Shares thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the Shares subject to such Award are registered under the Securities Act, or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act or any other applicable law, regulation, or rule of any governmental agency.

         10.5 REGISTRATION AND LISTING OF SHARES. If the Company shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Company shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, the Company shall make prompt application for the listing on such national securities exchange of such Shares, at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

         10.6 COMPLIANCE WITH RULE 16b-3. All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate. If any provision of this Plan, any administrative guideline, or any act or omission with respect to this Plan (including any act or omission by a Participant) fails to satisfy such exemptive condition under Rule 16b-3 or otherwise is inconsistent with such condition, such provision, guideline, or act or omission shall be deemed null and void.

         10.7      TAX WITHHOLDING

                   (a) OBLIGATION TO WITHHOLD. The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements (the "withholding requirements"). In the case of an Award pursuant to which Shares may be delivered, the Committee may require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares.

                   (b) ELECTION TO WITHHOLD SHARES. The Committee, in its discretion, may permit or require the Participant to satisfy the federal, state, and/or local withholding tax, in whole or in part, by electing to have the Company withhold Shares (or by returning previously acquired Shares to the Company); provided, however, that the Company may limit the number of Shares withheld to satisfy the tax withholding requirements to the extent necessary to avoid adverse accounting consequences. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the "Determination Date"), rather than the date of grant). If Shares acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such Shares must have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code as of the Determination Date. The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this subsection (b).

         10.8 NONTRANSFERABILITY OF AWARDS. No Award may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, by the person or persons legally appointed to act on the Participant's behalf).

         10.9 REGISTRATION. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant's spouse, jointly, with right of survivorship.

         10.10 ACQUISITIONS. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by directors, key employees, and associates of other corporations who are about to, or have, become Key Employees or Associates as a result of a merger, consolidation, acquisition of assets, or similar transaction by the Company or a Related Corporation. The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

         10.11 AMENDMENT OR REPLACEMENT OF OUTSTANDING OPTIONS. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or a different number of Shares but having a per share purchase price not less than the greater of par value or 100 percent of the Fair Market Value of a Share on the new date of the grant. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Participant under the Plan of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Any new Option shall be exercisable at the price, during the period, and in accordance with any other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

         10.12 EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment by the Company or any of its

Related Corporations or affect in any way the right of any of the foregoing to terminate an employment relationship at any time.


         10.13 INDEMNIFICATION OF BOARD AND COMMITTEE. Without limiting any other rights of indemnification that they may have from the Company or any of its Related Corporations, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company's by-laws or Delaware law.

         10.14 APPLICATION OF FUNDS. Any cash proceeds received by the Company from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Company. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury stock.

         10.15 GOVERNING LAW. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of New Jersey (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of Key Employees and Associates under, the Plan and Awards granted hereunder.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                                 105 MORGAN LANE
                          PLAINSBORO, NEW JERSEY 08536
         PROXY - ANNUAL MEETING OF STOCKHOLDERS - TUESDAY, MAY 16, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Stuart M. Essig and John B. Henneman, III as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of Integra LifeSciences Holdings Corporation (the "Company") held of record by the undersigned on April 6, 2000 at the Annual Meeting of Stockholders to be held on Tuesday, May 16, 2000 or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 3; FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 2; AND IN ACCORDANCE WITH THE PROXIES' JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)


------------------------------------------------------------------------------------------------------------------------------------
                |X| PLEASE MARK
                    YOUR VOTE
                    AS IN THIS EXAMPLE
                                           WITHHOLD           NOMINEES:
                FOR all nominees          AUTHORITY           Keith Bradley                                    FOR  AGAINST  ABSTAIN
                listed (except as      To vote for all        Richard E. Caruso
                marked to the       nominees listed at right  Stuart M. Essig         1. Proposal to approve   |_|    |_|     |_|
2. ELECTION OF  contrary below)                               Neal Moszkowski         and adopt the Company's
   DIRECTORS        |_|                  |_|                  George W. McKinney,III  2000 Equity Incentive Plan
                                                              James M. Sullivan

(INSTRUCTIONS:  To withhold authority to vote for any individual nominee,             3. Proposal to ratify the |_|    |_|    |_|
write the nominee's name below)                                                       appointment of PricewaterhouseCoopers
                                                                                      LLP as the Company's independent
                                                                                      auditors for the fiscal year
                                                                                      ending December 31, 2000

------------------------------------------------------                                In their discretion, the Proxies are
                                                                                      authorized, to the extent permitted by the
                                                                                      rules of the Securities and Exchange
                                                                                      Commission, to vote upon such other
                                                                                      business as may properly come before the
                                                                                      meeting or any adjournment or
                                                                                      postponement thereof.

                                                                                      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                                      CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE                        DATE                SIGNATURE                        DATE
         ----------------------      -------------          ------------------------      -----------------



NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.